Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                                        5/15/97
Collection Period                                                        4/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,256,604.81

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $376,948.80

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,879,656.01

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $38.56

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.46

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $34.10

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $139,603.07

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $29,833.70

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $151,560.84

           (j)      Scheduled Payments due in such Collection Period                                   $2,311,142.11

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,133,387.85

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $71,600,880.48

           (b)      The Class A Certificates Balance as of the close of business on the last day set  forth  above,  after  giving  effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $65,141,180.45

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.7713058

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $142,604.04

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,773.39

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.69

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $20,120.43

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $25,725.04

           (b)      Distributions (to) from Collection Account                                            ($3,424.68)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $111.81

           (d)      Ending Payahead Account Balance                                                       $22,412.17

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,861,145.51
                           Spread Account Balance                                                      $6,861,145.51

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($298,942.54)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $18,999.51

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $831,906.63

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                219
                           Aggregate Gross Amount                                                      $2,787,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                216
                           Aggregate Gross Amount                                                      $2,876,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.97%

           (b)      Average Delinquency Ratio                                                                  7.08%

           (c)      Cumulative Default Ratio                                                                   8.08%

           (d)      Cumulative Net Loss Ratio                                                                  3.26%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,613,424.55
     Lock Box NSF Items:                                                                                  (64,371.39)
     Transfers from (to) Payahead Account:                                                                  3,424.68
     Collection Account Interest                                                                           11,785.19
     Payahead Account Interest                                                                                111.81
     Total Collection Proceeds:                                                                         3,564,374.84
     For Distribution Date:                                                                                  5/15/97
     For Determination Date:                                                                                  5/8/97
     For Collection Period:                                                                                     4/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 71,600,880.48
                                  Principal portion of payments collected (non-prepayments)                               827,584.92
                                  Prepayments in full allocable to principal                                              736,543.00
                           Collections allocable to principal                                           1,564,127.92
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    615,061.87
                           Purchase Amounts allocable to principal                                         20,120.43
                    Total Principal                                                                     2,199,310.22

                    Realized Losses                                                                       831,906.63
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    68,569,663.63

           Interest
                           Collections allocable to interest                                            1,305,802.93
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       47,364.69
                                                                                                  -------------------
                    Total Interest                                                                      1,353,167.62

     Certificate Information
           Beginning of Period Class A Principal Balance                                               68,020,836.46
           Beginning of Period Class B Principal Balance                                                3,580,044.02

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,160,088.05
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           23,269.24
           Aggregate Payahead Balance                                                                      22,300.36
           Aggregate Payahead Balance for preceding Distribution Date                                      25,725.04
           Interest Earned on Payahead Balances                                                               111.81
           Scheduled Payments due in Collection Period                                                  2,311,142.11
           Scheduled Payments collected in Collection Period                                            2,133,387.85
           Aggregate Amount of Realized Losses for preceding Distribution Date                            831,906.63

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              219     2,787,000.00
           60+ days delinquent                                                                                  216     2,876,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                   2       20,120.43

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,663,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          20,120.43
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         622,009.97
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.00%
           Delinquency Ratio for third preceding Determination Date                                            7.26%

           Cumulative Defaults for preceding Determination Date                                         6,565,145.00

           Cumulative Net Losses for preceding Determination Date                                       2,114,357.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,869,930.85
                           Liquidation Proceeds                                                           615,061.87
                           Recoveries                                                                      47,364.69
                           Purchase Amounts                                                                20,120.43
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,785.19
                           Investment earnings from Payahead Account                                          111.81
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,564,374.84

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      827,584.92
                           Prepayments in full allocable to principal                                     736,543.00
                           Principal Balance of Liquidated Receivables                                  1,446,968.50
                           Purchase Amounts allocable to principal                                         20,120.43
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,031,216.85

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,031,216.85
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,879,656.01
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,879,656.01

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          68,020,836.46
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 376,948.80

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,031,216.85
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                151,560.84

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,580,044.02
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         29,833.70

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,564,374.84
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,256,604.81
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                29,833.70
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                151,560.84
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     895.01
                    Standby Servicer distributions                                                          4,773.39
                    Servicer distributions                                                                142,604.04
                    Collateral Agent distributions                                                            895.01
                    Reimbursement Obligations                                                              18,999.51
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                    4,773.39       3,564,374.84         4,773.39   3,564,374.84
         Servicing Fee (2.0%)                                         119,334.80       3,559,601.45       119,334.80           0.00
         Additional Servicing Fee Amounts                              23,269.24       3,440,266.65        23,269.24           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00       3,416,997.41             0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00       3,416,997.41             0.00
(ii)     Transition Expenses to Standby Servicer                            0.00       3,416,997.41             0.00
(iii)    Trustee Fee                                                      895.01       3,416,997.41           895.01
         Trustee's out-of-pocket expenses                                   0.00       3,416,102.40             0.00
         Unpaid Trustee Fee from prior Collection Periods                   0.00       3,416,102.40             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00       3,416,102.40             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             895.01       3,416,102.40           895.01
         Collateral Agent Expenses                                          0.00       3,415,207.39             0.00
         Unpaid Collateral Agent  Fee from prior                            0.00       3,415,207.39             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00       3,415,207.39             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                      376,948.80       3,415,207.39       376,948.80
          Current Month
         Prior Month(s) Class A Carryover Shortfall                         0.00       3,038,258.59             0.00
         Class A Interest Carryover Shortfall                               0.00       3,038,258.59             0.00
         Interest on Interest Carryover from Prior Months                   0.00       3,038,258.59             0.00
         Current Month Class A Interest Carryover Shortfall                 0.00       3,038,258.59             0.00
         Class A Interest Distributable Amount                        376,948.80       3,038,258.59       376,948.80
(viii)(A)Class B Coupon Interest - Unadjusted                          29,833.70       2,661,309.79        29,833.70
         Class B Interest Carryover Shortfall -                             0.00       2,631,476.09             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                 0.00       2,631,476.09             0.00
          Previous Month(s)
         Interest on Interest Carryover from                                0.00       2,631,476.09             0.00
          Prior Months
         Current Month Class B Interest Shortfall                           0.00       2,631,476.09             0.00
         Adjusted Class B Interest Distributable Amount                29,833.70       2,631,476.09        29,833.70
(v)(B)   Class A Principal Distributable Amount -                   2,879,656.01       2,601,642.39     2,601,642.39     684,718.83
          Current Month
         Class A Principal Carryover Shortfall -                            0.00               0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                          0.00               0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      2,879,656.01               0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                   18,999.51               0.00             0.00
         Certificate Insurer Premium Supplement                             0.00               0.00             0.00
         Other Reimbursement Obligations to Certificate                     0.00               0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                          0.00               0.00             0.00
         Class B Principal Distributable Amount -                     151,560.84               0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                            0.00               0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                    (41,791.47)              0.00       (41,791.47)
         Adjusted Class B Principal Distributable Amount              109,769.37          41,791.47        41,791.47
         Excess Interest Amount for Deposit in Spread Account               0.00               0.00             0.00
                                                                                                          0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               68,020,836.46
                    Class A Principal Distributions                                                     2,879,656.01
           Class A End of Period Principal Balance                                                     65,141,180.45

           Class B Beginning of Period Principal Balance                                                3,580,044.02
                    Class B Principal Distributable Amount                                                109,769.37
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,470,274.65
                    Withdrawl from Spread Account to Cover B Shortfalls                                    41,791.47
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,428,483.18

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,564,374.84
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   526,116.25
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,038,258.59

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,038,258.59
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                29,833.70
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,008,424.89

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   3,008,424.89
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,879,656.01
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         128,768.88

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    128,768.88
     (vi)  Certificate Insurer Premium                                                                     18,999.51
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     109,769.37

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      109,769.37
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         151,560.84
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (41,791.47)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (41,791.47)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,663,000.00
                                  Purchased receivables more than 30 days delinquent                       20,120.43
                                                                                                  -------------------
                                  Total                                                                 5,683,120.43

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   81,544,438.63
                    Delinquency Ratio                                                                          6.97%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.97%
                           Delinquency Ratio for second preceding Determination Date                           7.00%
                           Delinquency Ratio for third preceding Determination Date                            7.26%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.08%           7.08%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 6,565,145.00
                                  Current Period Defaulted Receivables                                    622,009.97
                                                                                                  -------------------
                                  Total                                                                 7,187,154.97

                                  Cumulative Defaulted Receivables                                      7,187,154.97
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                   8.08%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,446,968.50

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (662,426.56)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  784,541.94
                                  Cumulative Previous Net Losses                                        2,114,357.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,898,898.94
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  3.26%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     43.90
           Weighted Average Annual Percentage Rate                                                            20.33%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,861,145.51
                           15% of Outstanding Certificate Balance                                                      10,291,718.27
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,861,145.51

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             68,611,455.10
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,861,145.51
           Beginning of Period Spread Account Balance                                                   7,160,088.05
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (298,942.54)
           Earnings on Spread Account Balance                                                              30,171.42
           Amount of Spread Account deposit (withdrawal)                                                 (329,113.96)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             41,791.47
           Net Spread Account Withdrawl to Seller                                                        (287,322.49)
           Ending Spread Account Balance                                                                6,861,145.51


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President







                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                    11.30% Class B Asset-Backed Certificates

Distribution Date                                                        5/15/97
Collection Period                                                        4/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,665,557.06

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $434,206.88

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,231,350.18

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $30.46

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.96

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.49

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $155,982.59

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $38,543.11

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $117,439.48

           (j)      Scheduled Payments due in such Collection Period                                   $2,513,760.88

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,651,466.40

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $81,861,469.40

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $75,537,045.74

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.8630553

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $156,472.47

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,457.43

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.79

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $16,769.34

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $34,450.85

           (b)      Distributions (to) from Collection Account                                            ($6,173.94)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $138.89

           (d)      Ending Payahead Account Balance                                                       $28,415.80

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,951,267.97
                           Spread Account Balance                                                      $7,951,559.97

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $150,471.57

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $22,031.64

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $286,403.13

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                226
                           Aggregate Gross Amount                                                      $3,129,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                215
                           Aggregate Gross Amount                                                      $2,964,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.35%

           (b)      Average Delinquency Ratio                                                                  6.39%

           (c)      Cumulative Default Ratio                                                                   4.23%

           (d)      Cumulative Net Loss Ratio                                                                  0.95%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,592,018.33
     Lock Box NSF Items:                                                                                  (79,355.30)
     Transfers from (to) Payahead Account:                                                                  6,173.94
     Collection Account Interest                                                                           11,797.26
     Payahead Account Interest                                                                                138.89
     Total Collection Proceeds:                                                                         3,530,773.12
     For Distribution Date:                                                                                  5/15/97
     For Determination Date:                                                                                  5/8/97
     For Collection Period:                                                                                     4/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 81,861,469.40
                                  Principal portion of payments collected (non-prepayments)                             1,222,440.36
                                  Prepayments in full allocable to principal                                              594,620.00
                           Collections allocable to principal                                           1,817,060.36
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    228,556.83
                           Purchase Amounts allocable to principal                                         16,769.34
                    Total Principal                                                                     2,062,386.53

                    Realized Losses                                                                       286,403.13
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    79,512,679.74

           Interest
                           Collections allocable to interest                                            1,429,026.04
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       27,424.40
                                                                                                  -------------------
                    Total Interest                                                                      1,456,450.44

     Certificate Information
           Beginning of Period Class A Principal Balance                                               77,768,395.92
           Beginning of Period Class B Principal Balance                                                4,093,073.48

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,801,088.40
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           20,036.69
           Aggregate Payahead Balance                                                                      28,276.91
           Aggregate Payahead Balance for preceding Distribution Date                                      34,450.85
           Interest Earned on Payahead Balances                                                               138.89
           Scheduled Payments due in Collection Period                                                  2,513,760.88
           Scheduled Payments collected in Collection Period                                            2,651,466.40
           Aggregate Amount of Realized Losses for preceding Distribution Date                            286,403.13

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              226     3,129,000.00
           60+ days delinquent                                                                                  215     2,964,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  2        16,769.34

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,093,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          16,769.34
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         744,997.02
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.35%
           Delinquency Ratio for third preceding Determination Date                                            6.47%

           Cumulative Defaults for preceding Determination Date                                         3,155,269.00

           Cumulative Net Losses for preceding Determination Date                                         615,145.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,246,086.40
                           Liquidation Proceeds                                                           228,556.83
                           Recoveries                                                                      27,424.40
                           Purchase Amounts                                                                16,769.34
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,797.26
                           Investment earnings from Payahead Account                                          138.89
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,530,773.12

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,222,440.36
                           Prepayments in full allocable to principal                                     594,620.00
                           Principal Balance of Liquidated Receivables                                    514,959.96
                           Purchase Amounts allocable to principal                                         16,769.34
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,348,789.66

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,348,789.66
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,231,350.18
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,231,350.18

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          77,768,395.92
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 19/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 434,206.88

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,348,789.66
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                117,439.48

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,093,073.48
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date                               0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         38,543.11

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,530,773.12
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,665,557.06
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                38,543.11
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                117,439.48
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,023.27
                    Standby Servicer distributions                                                          5,457.43
                    Servicer distributions                                                                156,472.47
                    Collateral Agent distributions                                                          1,023.27
                    Reimbursement Obligations                                                              22,031.64
                                                                                                  -------------------
                                                                                                          523,225.39

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Principal Shortfall                                                           0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                        5,457.43        0.00             0.00       117,439.48
         Servicing Fee (2.0%)                                             136,435.78        0.00             0.00             0.00
         Additional Servicing Fee Amounts                                  20,036.69        0.00             0.00             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00        0.00             0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00        0.00             0.00
(ii)     Transition Expenses to Standby Servicer                                0.00        0.00             0.00
(iii)    Trustee Fee                                                        1,023.27        0.00             0.00
         Trustee's out-of-pocket expenses                                       0.00        0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods                       0.00        0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                     0.00        0.00             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                               1,023.27        0.00             0.00
         Collateral Agent Expenses                                              0.00        0.00             0.00
         Unpaid Collateral Agent  Fee from prior                               0.00         0.00             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                            0.00        0.00             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month            434,206.88        0.00             0.00
         Prior Month(s) Class A Carryover Shortfall                             0.00        0.00             0.00
         Class A Interest Carryover Shortfall                                   0.00        0.00             0.00
         Interest on Interest Carryover from Prior Months                       0.00        0.00             0.00       117,439.48
         Current Month Class A Interest Carryover Shortfall                     0.00        0.00             0.00       117,439.48
         Class A Interest Distributable Amount                            434,206.88        0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                              38,543.11        0.00             0.00
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00        0.00             0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00        0.00             0.00
         Interest on Interest Carryover from Prior Months                       0.00        0.00             0.00
         Current Month Class B Interest Shortfall                               0.00        0.00             0.00
         Adjusted Class B Interest Distributable Amount                    38,543.11        0.00             0.00
(v)(B)   Class A Principal Distributable Amount - Current Month         2,231,350.18        0.00             0.00
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00        0.00             0.00
         Interest on Interest Carryover from Prior Months                       0.00        0.00             0.00
         Current Month Class A Principal Shortfall                              0.00        0.00             0.00
         Class A Principal Distribution Amount                          2,231,350.18        0.00             0.00
(vi)     Certificate Insurer Premium                                       22,031.64        0.00             0.00
         Certificate Insurer Premium Supplement                                 0.00        0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00        0.00             0.00
(vii)    Transition Expenses to successor Servicer                              0.00        0.00             0.00
         Class B Principal Distributable Amount -                         117,439.48        0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00        0.00             0.00
         Current Month Class B Principal Shortfall                              0.00        0.00             0.00
         Adjusted Class B Principal Distributable Amount                  117,439.48        0.00             0.00
         Excess Interest Amount for Deposit in Spread Account             523,225.39        0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               77,768,395.92
                    Class A Principal Distributions                                                     2,231,350.18
           Class A End of Period Principal Balance                                                     75,537,045.74

           Class B Beginning of Period Principal Balance                                                4,093,073.48
                    Class B Principal Distributable Amount                                                117,439.48
           Class B End of Period Principal Balance                                                      3,975,634.00


Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,530,773.12
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   598,183.32
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,932,589.80

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,932,589.80
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                38,543.11
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,894,046.69

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,894,046.69
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,231,350.18
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         662,696.51

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                               662,696.51
           Certificate Insurer Premium                                                                     22,031.64
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Amount Remaining for Further Distribution/(Deficiency)                                         640,664.87

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      640,664.87
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         117,439.48
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         523,225.39


Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,093,000.00
                                  Purchased receivables more than 30 days delinquent                       16,769.34
                                                                                                  -------------------
                                  Total                                                                 6,109,769.34

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   96,291,837.78
                    Delinquency Ratio                                                                          6.35%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.35%
                           Delinquency Ratio for second preceding Determination Date                           6.35%
                           Delinquency Ratio for third preceding Determination Date                            6.47%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.39%           6.39%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 3,155,269.00
                                  Current Period Defaulted Receivables                                    744,997.02
                                                                                                  -------------------
                                  Total                                                                 3,900,266.02

                                  Cumulative Defaulted Receivables                                      3,900,266.02
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   4.23%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         514,959.96

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (255,981.23)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  258,978.73
                                  Cumulative Previous Net Losses                                          615,145.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   874,123.73
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  0.95%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     47.85
           Weighted Average Annual Percentage Rate                                                            20.45%

     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,951,267.97
                           15% of Outstanding Certificate Balance                                                      11,926,901.96
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,951,267.97

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             79,512,679.74
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               7,951,267.97
           Beginning of Period Spread Account Balance                                                   7,801,088.40
           Spread Account Deposit (Withdrawal) from Current Distributions                                 523,225.39
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (373,045.82)
           Earnings on Spread Account Balance                                                              31,370.39
           Amount of Spread Account deposit (withdrawal)                                                 (404,124.21)
           Ending Spread Account Balance                                                                7,951,559.97


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                    10.15% Class B Asset-Backed Certificates

Distribution Date                                                        5/15/97
Collection Period                                                        4/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.




A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,064,237.75

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $440,298.16

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,623,939.59

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $23.40

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.99

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $18.41

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $122,805.72

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $37,335.22

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $85,470.50

           (j)      Scheduled Payments due in such Collection Period                                   $2,615,773.44

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,805,190.58

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $88,280,332.92

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $82,242,376.67

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9322955

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $165,012.46

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $8,828.03

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.87

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.10

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  5
                           Aggregate Purchase Amount                                                      $57,496.78

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $37,998.33

           (b)      Distributions (to) from Collection Account                                            ($4,324.31)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $143.39

           (d)      Ending Payahead Account Balance                                                       $33,817.41

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,657,092.28
                           Spread Account Balance                                                      $7,039,256.78

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $923,170.54

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $23,987.36

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                      $8,866.02

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                221
                           Aggregate Gross Amount                                                      $3,076,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                199
                           Aggregate Gross Amount                                                      $2,718,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.54%

           (b)      Average Delinquency Ratio                                                                  4.75%

           (c)      Cumulative Default Ratio                                                                   1.61%

           (d)      Cumulative Net Loss Ratio                                                                  0.01%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,373,587.30
     Lock Box NSF Items:                                                                                 (100,522.62)
     Transfers from (to) Payahead Account:                                                                  4,324.31
     Collection Account Interest                                                                           11,344.28
     Payahead Account Interest                                                                                143.39
     Total Collection Proceeds:                                                                         3,288,876.66
     For Distribution Date:                                                                                  5/15/97
     For Determination Date:                                                                                  5/8/97
     For Collection Period:                                                                                     4/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 88,280,332.92
                                  Principal portion of payments collected (non-prepayments)                             1,228,595.66
                                  Prepayments in full allocable to principal                                              414,117.00
                           Collections allocable to principal                                           1,642,712.66
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                        334.63
                           Purchase Amounts allocable to principal                                         57,496.78
                    Total Principal                                                                     1,700,544.07

                    Realized Losses                                                                         8,866.02
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    86,570,922.83

           Interest
                           Collections allocable to interest                                            1,576,594.92
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                          250.00
                                                                                                  -------------------
                    Total Interest                                                                      1,576,844.92

     Certificate Information
           Beginning of Period Class A Principal Balance                                               83,866,316.26
           Beginning of Period Class B Principal Balance                                                4,414,016.67

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,116,086.24
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,878.57
           Aggregate Payahead Balance                                                                      33,674.02
           Aggregate Payahead Balance for preceding Distribution Date                                      37,998.33
           Interest Earned on Payahead Balances                                                               143.39
           Scheduled Payments due in Collection Period                                                  2,615,773.44
           Scheduled Payments collected in Collection Period                                            2,805,190.58
           Aggregate Amount of Realized Losses for preceding Distribution Date                              8,866.02

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 2,302.90
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              221     3,076,000.00
           60+ days delinquent                                                                                  199     2,718,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  5        57,496.78

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,794,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          57,496.78
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         604,373.35
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           4.76%
           Delinquency Ratio for third preceding Determination Date                                            3.96%

           Cumulative Defaults for preceding Determination Date                                           888,246.00

           Cumulative Net Losses for preceding Determination Date                                             663.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,219,307.58
                           Liquidation Proceeds                                                               334.63
                           Recoveries                                                                         250.00
                           Purchase Amounts                                                                57,496.78
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,344.28
                           Investment earnings from Payahead Account                                          143.39
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,288,876.66

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,228,595.66
                           Prepayments in full allocable to principal                                     414,117.00
                           Principal Balance of Liquidated Receivables                                      9,200.65
                           Purchase Amounts allocable to principal                                         57,496.78
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,709,410.09

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,709,410.09
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,623,939.59
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,623,939.59

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          83,866,316.26
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 440,298.16

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,709,410.09
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 85,470.50

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,414,016.67
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         37,335.22

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,288,876.66
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,064,237.75
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                37,335.22
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 85,470.50
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   3,406.40
                    Standby Servicer distributions                                                          8,828.03
                    Servicer distributions                                                                165,012.46
                    Collateral Agent distributions                                                          1,103.50
                    Reimbursement Obligations                                                              23,987.36
                                                                                                  -------------------
                                                                                                          899,495.44

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                    8,828.03       3,288,876.66         8,828.03   3,288,876.66
         Servicing Fee (2.0%)                                         147,133.89       3,280,048.63       147,133.89           0.00
         Additional Servicing Fee Amounts                              17,878.57       3,132,914.74        17,878.57           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00       3,115,036.17             0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00       3,115,036.17             0.00
(ii)     Transition Expenses to Standby Servicer                            0.00       3,115,036.17             0.00
(iii)    Trustee Fee                                                    1,103.50       3,115,036.17         1,103.50
         Trustee's out-of-pocket expenses                               2,302.90       3,113,932.67         2,302.90
         Unpaid Trustee Fee from prior Collection Periods                   0.00       3,111,629.77             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00       3,111,629.77             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                           1,103.50       3,111,629.77         1,103.50
         Collateral Agent Expenses                                          0.00       3,110,526.27             0.00
         Unpaid Collateral Agent  Fee from prior Collection                 0.00       3,110,526.27             0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection             0.00       3,110,526.27             0.00
          Periods
(v)(A)   Class A Interest Distributable Amount - Current Month        440,298.16       3,110,526.27       440,298.16
         Prior Month(s) Class A Carryover Shortfall                         0.00       2,670,228.11             0.00
         Class A Interest Carryover Shortfall                               0.00       2,670,228.11             0.00
         Interest on Interest Carryover from Prior Months                   0.00       2,670,228.11             0.00
         Current Month Class A Interest Carryover Shortfall                 0.00       2,670,228.11             0.00
         Class A Interest Distributable Amount                        440,298.16       2,670,228.11       440,298.16
(viii)(A)Class B Coupon Interest - Unadjusted                          37,335.22       2,229,929.95        37,335.22
         Class B Interest Carryover Shortfall - Previous Month(s)           0.00       2,192,594.73             0.00
         Interest on B Interest Shortfall - Previous Month(s)               0.00       2,192,594.73             0.00
         Interest on Interest Carryover from Prior Months                   0.00       2,192,594.73             0.00
         Current Month Class B Interest Shortfall                           0.00       2,192,594.73             0.00
         Adjusted Class B Interest Distributable Amount                37,335.22       2,192,594.73        37,335.22
(v)(B)   Class A Principal Distributable Amount - Current Month     1,623,939.59       2,155,259.51     1,623,939.59   1,664,937.07
         Class A Principal Carryover Shortfall - Previous Month(s)          0.00         531,319.92             0.00
         Current Month Class A Principal Shortfall                          0.00         531,319.92             0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      1,623,939.59         531,319.92       531,319.92      40,997.49
(vi)     Certificate Insurer Premium                                   23,987.36               0.00             0.00
         Certificate Insurer Premium Supplement                             0.00               0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer             0.00               0.00             0.00
(vii)    Transition Expenses to successor Servicer                          0.00               0.00             0.00
         Class B Principal Distributable Amount - Current Month        85,470.50               0.00             0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          0.00               0.00             0.00
         Current Month Class B Principal Shortfall                          0.00               0.00             0.00
         Adjusted Class B Principal Distributable Amount               85,470.50               0.00             0.00
         Excess Interest Amount for Deposit in Spread Account         899,495.44               0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               83,866,316.26
                    Class A Principal Distributions                                                     1,623,939.59
           Class A End of Period Principal Balance                                                     82,242,376.67

           Class B Beginning of Period Principal Balance                                                4,414,016.67
                    Class B Principal Distributable Amount                                                 85,470.50
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,328,546.16
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,328,546.16

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,288,876.66
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   618,648.55
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,670,228.11

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,670,228.11  (ii) Current  distribution  amounts payable  pursuant to
     Section  4.6(c)  (vi) and (x)  37,335.22  (iii)  Prior  month(s)  carryover shortfalls 0.00 (iv) Interest on Prior month(s)  carryover  shortfalls 0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,632,892.89

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,632,892.89
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,623,939.59
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,008,953.30

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,008,953.30
     (vi)  Certificate Insurer Premium                                                                     23,987.36
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           984,965.94

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       984,965.94
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                           85,470.50
     (iii) Prior month(s) carryover shortfalls                                                                   0.00
     If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                                  NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 899,495.44
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                             0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               899,495.44
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,794,000.00
                                  Purchased receivables more than 30 days delinquent                       57,496.78
                                                                                                  -------------------
                                  Total                                                                 5,851,496.78

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  105,619,390.42
                    Delinquency Ratio                                                                          5.54%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.54%
                           Delinquency Ratio for second preceding Determination Date                           4.76%
                           Delinquency Ratio for third preceding Determination Date                            3.96%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  4.75%           4.75%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   888,246.00
                                  Current Period Defaulted Receivables                                    604,373.35
                                                                                                  -------------------
                                  Total                                                                 1,492,619.35

                                  Cumulative Defaulted Receivables                                      1,492,619.35
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   1.61%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                           9,200.65

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                   (584.63)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                    8,616.02
                                  Cumulative Previous Net Losses                                              663.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                     9,279.02
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  0.01%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     50.96
           Weighted Average Annual Percentage Rate                                                            20.54%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,657,092.28
                           15% of Outstanding Certificate Balance                                                      12,985,638.43
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,657,092.28

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             86,570,922.84
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               8,657,092.28
           Beginning of Period Spread Account Balance                                                   6,116,086.24
           Spread Account Deposit (Withdrawal) from Current Distributions                                 899,495.44
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               1,641,510.60
           Earnings on Spread Account Balance                                                              23,675.10
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,039,256.78


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                    11.66% Class B Asset-Backed Certificates

Distribution Date                                                     5/15/97
Collection Period                                                     4/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,010,252.18

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $526,001.13

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,484,251.05

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $20.68

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.41

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $15.27

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $127,400.71

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $49,282.23

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $78,118.48

           (j)      Scheduled Payments due in such Collection Period                                   $2,906,906.30

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,850,599.65

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $101,438,545.94

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $94,882,367.59

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9760490

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $178,918.10

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                    $10,143.85

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.84

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.10

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                 15
                           Aggregate Purchase Amount                                                     $205,855.82

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $48,414.07

           (b)      Distributions (to) from Collection Account                                           ($13,293.26)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $306.91

           (d)      Ending Payahead Account Balance                                                       $35,427.72

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,987,617.64
                           Spread Account Balance                                                      $4,981,664.12

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                              $1,114,650.02

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $27,674.02

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                196
                           Aggregate Gross Amount                                                      $2,757,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                 39
                           Aggregate Gross Amount                                                        $612,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          2.95%

           (b)      Average Delinquency Ratio                                                                  2.95%

           (c)      Cumulative Default Ratio                                                                   0.07%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,473,237.99
     Lock Box NSF Items:                                                                                  (37,624.78)
     Transfers from (to) Payahead Account:                                                                 13,293.26
     Collection Account Interest                                                                            9,453.01
     Payahead Account Interest                                                                                306.91
     Total Collection Proceeds:                                                                         3,458,666.39
     For Distribution Date:                                                                                  5/15/97
     For Determination Date:                                                                                  5/8/97
     For Collection Period:                                                                                     4/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                101,438,545.94
                                  Principal portion of payments collected (non-prepayments)                               964,062.71
                                  Prepayments in full allocable to principal                                              392,451.00
                           Collections allocable to principal                                           1,356,513.71
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                        205,855.82
                    Total Principal                                                                     1,562,369.53

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    99,876,176.41

           Interest
                           Collections allocable to interest                                            1,886,536.94
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,886,536.94

     Certificate Information
           Beginning of Period Class A Principal Balance                                               96,366,618.64
           Beginning of Period Class B Principal Balance                                                5,071,927.30

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   3,867,014.10
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            9,853.86
           Aggregate Payahead Balance                                                                      35,120.81
           Aggregate Payahead Balance for preceding Distribution Date                                      48,414.07
           Interest Earned on Payahead Balances                                                               306.91
           Scheduled Payments due in Collection Period                                                  2,906,906.30
           Scheduled Payments collected in Collection Period                                            2,850,599.65
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 2,500.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              196     2,757,000.00
           60+ days delinquent                                                                                   39       612,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                 15       205,855.82

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       3,369,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                         205,855.82
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                          54,654.25
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           1.34%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Cumulative Defaults for preceding Determination Date                                            21,200.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,243,050.65
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                               205,855.82
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                      9,453.01
                           Investment earnings from Payahead Account                                          306.91
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,458,666.39

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      964,062.71
                           Prepayments in full allocable to principal                                     392,451.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                        205,855.82
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,562,369.53

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,562,369.53
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,484,251.05
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,484,251.05

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          96,366,618.64
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 526,001.13

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,562,369.53
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 78,118.48

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,071,927.30
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         49,282.23

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,458,666.39
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,010,252.18
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                49,282.23
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 78,118.48
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   3,767.98
                    Standby Servicer distributions                                                         10,143.85
                    Servicer distributions                                                                178,918.10
                    Collateral Agent distributions                                                          1,267.98
                    Reimbursement Obligations                                                              27,674.02
                                                                                                  -------------------
                                                                                                        1,099,241.57

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      10,143.85     3,458,666.39        10,143.85   3,458,666.39
         Servicing Fee (2.0%)                                            169,064.24     3,448,522.54       169,064.24           0.00
         Additional Servicing Fee Amounts                                  9,853.86     3,279,458.30         9,853.86           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00     3,269,604.44             0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00     3,269,604.44             0.00
(ii)     Transition Expenses to Standby Servicer                               0.00     3,269,604.44             0.00
(iii)    Trustee Fee                                                       1,267.98     3,269,604.44         1,267.98
         Trustee's out-of-pocket expenses                                  2,500.00     3,268,336.46         2,500.00
         Unpaid Trustee Fee from prior Collection Periods                      0.00     3,265,836.46             0.00
         Unpaid Trustee's out-of-pocket expenses from                          0.00     3,265,836.46             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                              1,267.98     3,265,836.46         1,267.98
         Collateral Agent Expenses                                             0.00     3,264,568.48             0.00
         Unpaid Collateral Agent  Fee from prior Collection                    0.00     3,264,568.48             0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection                0.00     3,264,568.48             0.00
          Periods
(v)(A)   Class A Interest Distributable Amount - Current Month           526,001.13     3,264,568.48       526,001.13
         Prior Month(s) Class A Carryover Shortfall                            0.00     2,738,567.35             0.00
         Class A Interest Carryover Shortfall                                  0.00     2,738,567.35             0.00
         Interest on Interest Carryover from Prior Months                      0.00     2,738,567.35             0.00
         Current Month Class A Interest Carryover Shortfall                    0.00     2,738,567.35             0.00
         Class A Interest Distributable Amount                           526,001.13     2,738,567.35       526,001.13
(viii)(A)Class B Coupon Interest - Unadjusted                             49,282.23     2,212,566.22        49,282.23
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00     2,163,283.99             0.00
         Interest on B Interest Shortfall - Previous Month(s)                  0.00     2,163,283.99             0.00
         Interest on Interest Carryover from Prior Months                      0.00     2,163,283.99             0.00
         Current Month Class B Interest Shortfall                              0.00     2,163,283.99             0.00
         Adjusted Class B Interest Distributable Amount                   49,282.23     2,163,283.99        49,282.23
(v)(B)   Class A Principal Distributable Amount - Current Month        1,484,251.05     2,114,001.76     1,484,251.05   1,974,415.34
         Class A Principal Carryover Shortfall - Previous                      0.00       629,750.71             0.00
          Month(s)
         Current Month Class A Principal Shortfall                             0.00       629,750.71             0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         1,484,251.05       629,750.71       629,750.71     490,164.28
(vi)     Certificate Insurer Premium                                      27,674.02             0.00             0.00
         Certificate Insurer Premium Supplement                                0.00             0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                             0.00             0.00             0.00
         Class B Principal Distributable Amount - Current Month           78,118.48             0.00             0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             0.00             0.00             0.00
         Current Month Class B Principal Shortfall                             0.00             0.00             0.00
         Adjusted Class B Principal Distributable Amount                  78,118.48             0.00             0.00
         Excess Interest Amount for Deposit in Spread Account          1,099,241.57             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               96,366,618.64
                    Class A Principal Distributions                                                     1,484,251.05
           Class A End of Period Principal Balance                                                     94,882,367.59

           Class B Beginning of Period Principal Balance                                                5,071,927.30
                    Class B Principal Distributable Amount                                                 78,118.48
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,993,808.82
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,993,808.82

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,458,666.39
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   720,099.04
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,738,567.35

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,738,567.35
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                49,282.23
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,689,285.12

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,689,285.12
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,484,251.05
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency                                        1,205,034.07

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,205,034.07
     (vi)  Certificate Insurer Premium                                                                     27,674.02
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                   1,177,360.04

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,177,360.04
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          78,118.48
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)              1,099,241.57
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              1,099,241.57

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,369,000.00
                                  Purchased receivables more than 30 days delinquent                      205,855.82
                                                                                                  -------------------
                                  Total                                                                 3,574,855.82

                           Aggregate Gross Principal  Balance as of the close of
                                  121,380,942.08 business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          2.95%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                2.95%
                           Delinquency Ratio for second preceding Determination Date                           1.34%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  2.95%           1.43%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                    21,200.00
                                  Current Period Defaulted Receivables                                     54,654.25
                                                                                                  -------------------
                                  Total                                                                    75,854.25

                                  Cumulative Defaulted Receivables                                         75,854.25
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   0.07%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     53.75
           Weighted Average Annual Percentage Rate                                                            20.59%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,987,617.64
                           15% of Outstanding Certificate Balance                                                      14,981,426.46
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,987,617.64

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             99,876,176.41
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,987,617.64
           Beginning of Period Spread Account Balance                                                   3,867,014.10
           Spread Account Deposit (Withdrawal) from Current Distributions                               1,099,241.57
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               5,021,361.97
           Earnings on Spread Account Balance                                                              15,408.45
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                4,981,664.12


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


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